UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2019

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	EYEG	The Nasdaq Capital Market

Item 8.01.	Other Events.

As previously disclosed, on March 19, 2019, the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notified EyeGate Pharmaceuticals, Inc. (the “Company”) by letter that, based upon the Company’s continued non-compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), which requires an issuer to maintain a closing bid price of at least $1.00 per share, the Company’s common stock would be subject to delisting from Nasdaq on March 28, 2019, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). In accordance with Nasdaq’s procedures, the Company appealed Nasdaq’s determination by requesting a hearing (the “Hearing”) before the Panel to seek continued listing, which stayed the delisting of the Company’s common stock. The Hearing occurred on May 2, 2019.

On May 13, 2019, the Panel granted the Company’s request for continued listing of the Company’s common stock on The Nasdaq Capital Market pursuant to an extension through September 16, 2019, subject to the condition that the Company regain compliance with the Bid Price Rule by such date. If the Company does not regain compliance with the Bid Price Rule by September 16, 2019 or, based on any significant events that occur during the extension period, the Panel reconsiders the extension, Nasdaq would delist the Company’s common stock from The Nasdaq Capital Market.

On May 14, 2019, the Company issued a press release announcing the Panel’s determination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are “forward-looking” within the meaning of the federal securities laws. These “forward-looking” statements include statements relating to, among other things, the Company’s ability to remain listed on The Nasdaq Capital Market. These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this Current Report on Form 8-K, including, among other things, certain risk factors described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2019 or described in the Company’s other public filings. The Company’s results may also be affected by factors of which the Company is not currently aware. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibits:

99.1	Press Release of the Company, dated as of May 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: May 14, 2019

Exhibit Index

99.1	Press Release of the Company, dated as of May 14, 2019.